EXHIBIT 10.91

                                      LEASE

     THIS LEASE, made and entered into as of the 1st day of August, 2000 by and between URT INDUSTRIES, INC., a Florida corporation having an address at 1180 East Hallandale Beach Boulevard, Hallandale, Florida, 33009 (hereinafter referred to as the "LESSOR"), and PEACHES ENTERTAINMENT CORPORATION, a Florida corporation having an address at 1180 East Hallandale Beach Boulevard, Hallandale, Florida, 33009 (hereinafter referred to as the "LESSEE").

                              W I T N E S S E T H:

     WHEREAS, LESSOR is the owner of the real property described on Exhibit "A" attached hereto and the improvements thereon situated, which property is commonly known as 3821 Airport Boulevard, Mobile, Alabama 36608 (hereinafter the "Demised Premises"); and

     WHEREAS, LESSOR is desirous of leasing the Demised Premises to LESSEE, and LESSEE is desirous of obtaining a lease from Lessor with respect to the Demised Premises.

     NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

                                    ARTICLE I
                        Description of Property and Term

     Section 1.1 For and in consideration of the rent prescribed herein and of the faithful performance by LESSEE of the other terms, covenants, agreements and conditions herein contained on the part of the LESSEE to be kept and performed, LESSOR hereby leases unto LESSEE and LESSEE does hereby rent from LESSOR, the Demised Premises.

     Section 1.2 The primary term of this Lease shall be ten (10) years commencing on the Rental Commencement Date and terminating ten (10) years thereafter. The "Rental Commencement Date" shall be deemed to be November 1, 2000, or such earlier date as LESSOR may acquire title to the Demised Premises pursuant to separate arrangements between LESSOR and LESSEE. The first "Lease Year" as hereinafter referred to shall commence on the Rental Commencement Date and terminate one (1) full year thereafter. Each "Lease Year"thereafter commences on the annual anniversary of the Rental Commencement Date and terminates one (1) full year thereafter.

     Section 1.3 LESSEE is hereby granted an option to renew this Lease for one additional ten (10) year term. Written notice of LESSEE'S intention to renew this Lease shall be given to LESSOR at least six (6) months prior to the expiration of the primary term provided; however, the option herein granted shall only be exercisable and effective if LESSEE is not in


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

default on any covenant or condition of this Lease at the time of exercise and at the time of the commencement of the new term. Except with respect to the amount of rent to be paid, the terms, covenants and conditions of this Lease shall remain the same for the renewal period; however, there shall be no option to extend or renew at the termination of the ten year renewal option term.

                                    ARTICLE 2

                                      Rent

     Section 2.1 LESSEE covenants and agrees to pay LESSOR as net minimum rent for the Demised Premises the rents hereinafter set forth, payable in advance in equal monthly installments on the first day of each calendar month during the term hereof (the "Net Minimum Rent"), together with all state sales tax due thereon.

     Section 2.1.1 During the primary term and renewal term, if exercised, of this Lease the LESSEE shall pay LESSOR annual Net Minimum Rent as follows:

                       LEASE YEARS                  ANNUAL NET MINIMUM RENT
                       -----------                  -----------------------
                       1ST-10TH                            $90,000.00
                       11TH-20TH                          $103,500.00

     Section 2.1.2 During the term of this Lease and any renewal hereof, LESSEE covenants and agrees to pay to LESSOR, at its address or such other place as LESSOR may designate, in addition to the Net Minimum Rent, additional rent in lawful money of the United States as follows:

     (i) A sum equal to five percent (5%) of the amount by which the netsales (as hereinafter defined) from the business conducted in or from the Demised Premises during each lease year is in excess of One Million Four Hundred Thousand Dollars ($1,400,000.00) up to and including One Million Eight Hundred Thousand Dollars ($1,800,000.00).

     (ii) A sum equal to two and one-half percent (2-1/2%) of the amount by which the net sales (as hereinafter defined) from the business conducted in or from the Demised Premises during each lease year is in excess of One Million Eight Hundred Thousand Dollars ($1,800,000.00).

     The lease year for the purposes of Section 2.1.2 throughout the term of this lease, shall be deemed to be the twelve (12) month period beginning with the Rental Commencement Date.

     The term "net sales" as used herein shall mean the entire amount of the sales price, whether for cash or otherwise, of all sales of merchandise, service or receipts made in or from the


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Demised Premises. No deduction shall be allowed for uncollected or uncollectible credit accounts. Net sales shall not include, however, any sums collected and paid out for any sales or direct excise tax imposed by any governmental authority, nor shall it include the exchange of merchandise between stores or other business operations of LESSEE, if any, where such exchanges are made solely for the convenient operation of the business of LESSEE and not for the purpose of consummating a sale, nor the amount of returns to shippers or manufacturers, nor the amount of any cash or credit refund made upon any sale where merchandise sold, or some part thereof, is thereafter returned by purchaser and accepted by LESSEE, nor any sales of concert tickets or tickets for other performances or entertainment.

     On or before the fifteenth day of each lease quarter during the term of this Lease, LESSEE shall prepare and deliver to LESSOR a statement of net sales made during the preceding quarter. In addition, within ninety (90) days after the expiration of each lease year and within (90) days after termination of this Lease, LESSEE shall prepare and deliver to LESSOR a statement of net sates during the preceding lease year or part thereof, certified to be correct by the Corporation's chief financial officer. Such statements shall be in such form as LESSOR may reasonably require.

     LESSEE shall keep in its corporate offices a permanent, accurate set of books and records of all sales and revenues derived from business conducted in or from the Demised Premises, and all supporting records such as tax reports, bank records, cash register slips, sales slips and other sales records. All such books and records shall be maintained in accordance with good standard and accepted accounting and business practice and shall be retained and preserved for at least twenty-four months after the end of the fiscal year to which they relate, and shall be subject to inspection and audit by LESSOR and its agents at all reasonable times.

     The amounts due under this section shall be payable by LESSEE to LESSOR annually no later than ninety (90) days after the end of each lease year during the term of this Lease and any renewals thereof. The obligation of LESSEE to pay the percentage rent provided in this section 2.1.2 shall survive the expiration of the term of this Lease and any renewal.

     The acceptance of any amounts due hereunder tendered by LESSEE shall be without prejudice to LESSOR'S rights to any further sums thereafter shown to be due as a result of any examination of LESSEE'S records, in which event LESSEE shall promptly pay to LESSOR the additional rent so due. If an examination of LESSEE'S records should reveal any errors as a result of which amounts in excess of that due hereunder have been paid to LESSOR, then LESSEE shall be entitled to credit such excess against future rent payments or, if the amount of such excess exceeds future rent payments, to immediately receive payment thereof from LESSOR.


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

     All amounts required to be paid by LESSEE under this section will be deemed additional rent and in the event of LESSEE'S failure to pay same, LESSOR shall have all the rights and remedies as herein provided for the non-payment of Net Minimum Rent.

     Neither this Lease nor the method herein set forth for the computation of the percentage rent herein reserved to LESSOR nor any one or more other agreements herein contained is intended nor shall the same ever be construed so as to create a co-partnership by and between LESSOR and LESSEE nor as to make LESSOR and LESSEE joint venturers nor so as to make the LESSEE in any way responsible for the debts and/or losses of the LESSOR (except as may be expressly provided to the contrary herein) nor so as to make the LESSOR in any way responsible for the debts and/or losses of the LESSEE.

     Section 2.2 Except as is otherwise expressly provided to the contrary in this Lease, it is the purpose and intent of LESSOR and LESSEE that the rent shall be net to the LESSOR, so that this Lease shall yield, net, to LESSOR, the rent specified in Article 2 hereof in each year during the term of this Lease and that all costs, taxes, levies, assessments and charges of every kind and nature relating to the Demised Premises which may arise or become due during or out of the primary and option renewal terms of this Lease, shall be paid by LESSEE, and that LESSOR shall be indemnified and saved harmless by LESSEE from and against the same.

     Section 2.3 All rent shall be paid to LESSOR without notice or demand and without abatement, deduction or set-off, except as otherwise provided in this Lease.

     Section 2.4 LESSEE will promptly pay all rentals and other charges and render all statements herein prescribed to LESSOR at 1180 East Hallandale Beach Blvd., Hallandale, Florida 33009 or to such other person and at such other place as shall be designated by LESSOR in writing at least ten (10) days prior to the next ensuing rental payment date.

     Section 2.5 LESSEE will pay, as additional rent, and without abatement, deduction or set-off, all sums, impositions (as defined in Article 3 hereof), costs, expenses, and other payments which LESSEE in any of the provisions of this Lease assumes or agrees to pay and in the event of any non-payment thereof, LESSOR shall have (in addition to all other rights and remedies) all the rights and remedies provided for herein or by law in the case of non- payment of the rent. Nothing herein contained shall require LESSEE to pay municipal, state or federal income taxes assessed against LESSOR; provided, however, that if at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a substitute for the whole or any part of any real estate taxes, assessments, levies, impositions or charges now levied, assessed and imposed by any governmental entity, there shall be imposed: (i) a tax, assessment, levy, imposition or charge wholly or partially as a capital levy or otherwise on rents received therefrom, or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based on whole or in part upon the Demised Premises and imposed upon


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

LESSOR, or (iii) a license fee measured by rent payable by LESSEE under this Lease, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, shall be deemed to be included within the term "Imposition" for the purposes thereof to the extent that such Impositions would be payable if the Demised Premises were the only property of LESSOR subject to such Imposition, and LESSEE shall pay and discharge the same as herein provided in respect of the payment of Impositions. Where LESSEE is required to make payments of Impositions to third parties, LESSOR will take steps reasonably necessary for such third parties to give LESSEE notice of such Imposition or LESSOR will furnish LESSEE with notice that payment of such Impositions are due.

                                    ARTICLE 3

                             Payment of Impositions

     Section 3.1 After notice thereof LESSEE shall pay (except as hereinafter in Sections 3.2 and 3.3 hereof provided), before any fine, penalty interest or cost may be added thereto, or become due or be imposed by operation of law for the non-payment thereof, all taxes, assessments, water and sewer rents, rates and charges, charges for public utilities, excises, levies, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on, (i) the Demised Premises or any part thereof or any improvements thereon or appurtenances thereto, (ii) the rent, income or other payments received by LESSEE or anyone claiming by, through or under LESSEE, (iii) any use or occupation of the Demised Premises, (iv) such franchises as may be appurtenant to the use of the Demised premises, and (v) this transaction, or any document to which LESSEE is a party, creating or transferring an interest or estate in the Demised Premises (all such taxes, assessments, water and sewer rents, transit taxes, rates and charges, charges for public utilities, excises, levies, license fees and other governmental charges being hereinafter referred to as "Impositions," and any one of the same being hereinafter referred to as an "Imposition"); provided, however that:

     Section 3.1.1 if, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), LESSEE may exercise the option to pay the same and any accrued interest and, in such event, shall pay such installments as may become due during the term of this Lease as the same respectively become due and before any fine, penalty, further interest or cost may be added thereto; provided, however, that the amount of all installments of any such Imposition, which are to become due and payable after the expiration of the term of this Lease, shall be paid on or before the date of such expiration or on such later date if such Imposition is levied thereafter; and

     Section 3.1.2 any Imposition, other than Impositions which have been converted into installment payments by LESSEE, as referred to in Paragraph 3.1.1 of this Section 3.1,


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

relating to a fiscal period of the taxing authority, a part of which is included in a period of time either prior to the commencement or after the expiration of the term of this Lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Demised Premises, or shall become payable, during the term of this Lease) be adjusted and prorated between LESSOR and LESSEE as of the commencement and expiration of the term of this Lease. It is the intent of the parties hereto that upon the commencement and expiration of this Lease or of its renewal, if this Lease be renewed, that appropriate adjustments shall be made between the LESSOR and LESSEE of all items customarily adjusted, at the time any such adjustment is made, between parties to a transaction similar to this and in accordance with the customs in respect to title closing usual in the area where the Demised Premises are located.

     Section 3.2 LESSEE, upon request of LESSOR, will furnish to LESSOR, not later than twenty (20) days subsequent to the date when any Imposition became payable, official receipts of the appropriate taxing authority, or other evidence satisfactory to LESSOR (which shall include a copy of the check submitted in payment), evidencing the payment thereof.

     Section 3.3 LESSEE shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith but only after payment of such Imposition unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Section 3.1, LESSEE may postpone or defer payment of such Imposition if:

     Section 3.3.1 neither the Demised Premises nor any part thereof would by reason of such postponement or deferment be in danger of being forfeited or lost, and

     Section 3.3.2 LESSEE shall have deposited with LESSOR or with the registry of the court having jurisdiction thereover, the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on The Demised Premises or any part thereof in such proceedings, or shall have furnished to LESSOR a letter of credit in favor of LESSEE sufficient to cover said amount, interest, penalties and charges. Upon the termination of any such proceedings, LESSEE shall pay, or may direct LESSOR to pay out of such deposits, the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith and, upon such payment, LESSOR shall return, without interest, the balance of the amounts, if any, deposited with it with respect to such Imposition as aforesaid. If, at any time during the continuance of such proceedings, LESSOR shall reasonably deem the amount deposited as aforesaid insufficient, LESSEE shall, upon demand, make an additional deposit of such sum as LESSOR may reasonably request, and upon failure of LESSEE so to do, the amount theretofore deposited may be applied by LESSOR to the payment, removal and discharge of such Imposition, and the interest and penalties in connection


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therewith  and  any  costs,  fees  or  other  liability  accruing  in  any  such proceedings and the balance, if any, shall be returned to LESSEE.

     LESSOR shall have the right to seek a reduction in the valuation of the Demised Premises assessed for tax purposes and to prosecute any action or proceeding theretofore commenced by LESSEE, if such assessed valuation or valuations shall relate or pertain, in whole or in part, to any period subsequent to the term of this Lease. To the extent to which any tax refund payable as a result of any proceeding to review the said assessed valuation which LESSOR or LESSEE may institute, or payable by reason of a compromise or settlement of any such proceedings, may be based upon a payment by any one other than LESSOR and shall not relate or pertain to a period subject to apportionment between LESSOR and LESSEE, LESSEE shall be authorized to collect the same, provided, however, that LESSEE shall reimburse LESSOR forthwith for all reasonable expenses and attorneys' fees incurred by LESSOR in connection therewith, in the proportion that the LESSEE'S share of the refund bears to the total refund.

     Section 3.4 LESSOR shall not be required to join in any proceedings referred to in Section 3.3 hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of LESSOR or any owner of the Demised Premises, in which event LESSOR shall join in such proceedings or permit the same to be brought in LESSOR'S name. LESSOR shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and LESSEE will indemnify and save harmless LESSOR from any such cost and expense. Except as otherwise provided in the Lease, LESSEE shall be entitled to any refund of any Imposition and penalties or interest thereon received by LESSOR which have been paid by LESSEE, or which have been paid by LESSOR but previously reimbursed in full by LESSEE.

     Section 3.5 The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or non- payment of such Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

     Section 3.6 LESSOR appoints LESSEE attorney-in-fact of LESSOR for the purpose of making all payments to be made by LESSEE pursuant to any of the provisions of this Lease to persons or entities other than LESSOR. In case any person or entity to whom any sum is directly payable by LESSEE under any of the provisions of this Lease shall refuse to accept payment of such sums from LESSEE, LESSEE shall thereupon give written notice of such fact to LESSOR and shall pay such sum directly to LESSOR and LESSOR shall thereupon pay such sum to such person or entity.

                                    ARTICLE 4

                                    Surrender


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     Section  4.1 On the last day of the term  hereof,  as it may be extended by
LESSEE'S exercise of the renewal option contained in Section 1 .3 hereof, or upon any earlier termination of this Lease, or upon any legally justified reentry by LESSOR upon the Demised Premises, LESSEE shall surrender the Demised Premises, together with all improvements located thereon and, except as provided for at Section 4.2, all fixtures and articles of personal property attached to the building at the Demised Premises and which are the property of LESSEE and let LESSOR into the possession and use of the Demised Premises without delay, and subject to the provisions of Section 4.2 hereof, in good order, condition and repair, reasonable wear and tear excepted, and free and clear of all liens and encumbrances other than those, if any, permitted by this Lease or created or consented to by LESSOR.

     Section 4.2 Where furnished by or at the expense of LESSEE, furniture, trade fixtures and business equipment, may be removed by the LESSEE; provided, however, that LESSEE shall not be in default on any covenants of this Lease and LESSEE shall with due diligence, and without expense to LESSOR, cause the Demised Premises to be restored to the condition prior to such removal and cause any injury due to such removal to be repaired promptly upon the termination of this Lease.

     Section 4.3 Any personal property of LESSEE or any sublessee which shall remain in the Demised Premises after the termination of this Lease may, at the option of LESSOR, be deemed to have been abandoned by LESSEE or such sublessee and either may be retained by LESSOR as its property or be disposed of without accountability in such manner as LESSOR may deem fit.

     Section 4.4 LESSOR shall not be responsible for any loss or damage occurring to any property owned by LESSEE.

                                    ARTICLE 5

                                    Insurance

     Section 5.1 The LESSEE shall, at all times during the term of this Lease, at its own cost and expense, carry upon all buildings and improvements upon the Demised Premises, windstorm, fire and extended coverage insurance and such other insurance as LESSOR may reasonably require, with companies of recognized responsibility and financial standing and duly authorized to transact business in the State of Alabama, and with forms of policies reasonably satisfactory to the LESSOR, said insurance to include demolition insurance with respect to any building or improvement which is required to be partly or wholly demolished under any building or fire laws from time to time in force during the term of this Lease, and said insurance to be in amount at least equal to one hundred percent (100%) of the actual replacement cost of such buildings and improvements, from time to time; all of the foregoing policies of insurance to be payable in case of loss to LESSOR for the purpose hereinafter set forth if there shall be no mortgage affecting the fee interest of LESSOR. To the extent LESSEE has taken out additional fire insurance and extended coverage for its own protection, beyond that required for LESSOR'S protection hereunder, the proceeds of such policies shall be payable and paid to LESSEE which may use such proceeds for its own purposes including replacing and restoring the furniture, fixtures, equipment, leasehold improvements and/or personalty located at the premises. In no event shall LESSOR be entitled to receive any proceeds of any business interruption insurance or similar insurance maintained by the LESSEE for its own benefit for protection against business losses resulting from any contingency, including fire or other accident to the Demised Premises.

     Section 5.1 .1 LESSEE shall, at all times during the term of this Lease, at its own cost and expense, carry rent continuation insurance in amounts equal to the Net Minimum Rent due from time to time hereunder which rent continuation insurance shall be payable to the LESSOR.

     Section 5.2 In case the LESSEE shall default in the effecting or maintenance of said insurance, or of any other insurance to be provided, effected or maintained by the LESSEE under the provisions of this Lease, the LESSOR may effect such insurance at the sole cost and expense of the LESSEE and any sums paid by the LESSOR for the purpose aforesaid for any premium or premiums, together with interest at the rate of fifteen percent (15%) per annum, shall be added to the rent and be deemed to be a part thereof, and shall be payable as such to the LESSOR before or at the time when the installment of rent next after any such payment by the LESSOR shall be payable. The LESSOR shall forthwith upon the effecting of such insurance give notice to the LESSEE thereof and of the sums paid therefor.

     Section 5.3 The proceeds of any insurance maintained hereunder and which shall be payable to LESSOR in accordance with Section 5.1 hereof shall be held by a national or state banking institution doing business in Mobile County, Alabama, IN TRUST, first as security for the payment of all rent (except to the extent that same is received from rent continuation insurance) and other sums due to be paid under the terms of this Lease at or during the time when said proceeds shall be received or held and, secondly, for the purpose of paying the cost of the repair or replacement of said buildings and improvements in the event of their damage or destruction by fire, or by reason of their demolition as aforesaid under any building or fire laws, to such extent as may be necessary, and so far as sufficient for said purpose, and the same shall be paid over less any deductions for said rent and/or other sums aforesaid, to the LESSEE in installments substantially equivalent to the cost of such repair or reconstruction as the same shall proceed, at such times as the LESSEE shall be obligated to make payments upon building contracts for such repairs or reconstruction and upon certificates of the architect, if any, in charge of such repairs or reconstruction, and in the absence of an architect upon the furnishing of receipted bills and lien releases for all materials and labor used; it being understood and agreed that in the event of damage to any building or buildings or structure or structures upon the premises by fire, or in the event of its or their destruction or demolition, the LESSEE within ninety (90) days thereafter will commence to proceed with all reasonable diligence (the term

"commence" to include taking steps to cause architectural plans to be made, construction permits to be obtained, causing bids from contractors to be received and the letting of contracts) to cause said building or buildings to be rebuilt, replaced or repaired in the manner hereinbefore provided, and will complete and pay the entire cost of such rebuilding, replacement or repair; provided that, in the event of the failure of the LESSEE to commence as above-described, and thereafter to continue diligently to provide for and make such rebuilding, replacement or repair and such failure continuing for thirty days after written notice to the LESSEE of such failure, (except where such failure to commence or continue repairs is a result of delays caused by strikes, fires, acts of God, war, inability to obtain construction materials or other conditions beyond the reasonable control of the LESSEE), the proceeds of all insurance policies in the hands of the LESSOR shall become and be the absolute property of the LESSOR and shall be paid to and retained by the LESSOR free and clear of any trust. In such event, the LESSOR at his option may complete the rebuilding, replacement or repairs of the Demised Premises and LESSEE shall immediately pay all costs, expenses and fees incurred by LESSOR in connection therewith less said insurance proceeds received by the LESSOR. If LESSEE fails to do so, then same shall constitute a material breach and default by LESSEE hereunder and LESSOR may avail itself of any and all remedies provided by law and/or under this Lease. Any balance of the insurance in excess of the foregoing requirements shall be the property of the LESSEE. Alternatively, if LESSOR chooses to keep the insurance proceeds free and clear of the above-described trust and not rebuild, repair and replace the Demised premises, then the Lease shall terminate.

     Section 5.4 The LESSEE shall at its own cost and expense and during the entire term of this Lease, carry and maintain liability insurance in such form as shall protect the LESSOR as well as the LESSEE, from any loss, cost, damage or liability imposed by law on account of bodily injuries, including death resulting therefrom, suffered by any person or persons, while within, upon or about the Demised Premises; the coverage and protection of such insurance on account of any accident resulting in injuries to one person, including death, to be not less than One Million ($1,000,000.00) Dollars and subject to the same limit for each person, the total liability on account of any one accident resulting in injuries to more than one person, including death, to be not less than Five Million ($5,000,000.00) Dollars.

     Section 5.5 The LESSEE shall and will hold and keep the LESSOR at all times harmless and indemnified on account of any loss, cost, damage or liability arising out of the LESSEE'S use of the Demised Premises or out of the LESSEE'S tenancy hereunder, which shall not be covered, provided for or compensated by such liability or other insurance, and also on account of any and all loss, cost, liability or damage to property resulting from any failure of the LESSEE, or of any person claiming under it or contracting with it, to keep the Demised Premises or any of the appurtenances or part thereof or the sidewalks and ways adjacent thereto in good and safe condition and repair, or resulting from any negligence of the LESSEE, its agents or servants. The LESSEE shall during the entire term carry and maintain liability insurance in like form and protecting the LESSOR as well as LESSEE from any loss, cost, damage or liability for damage to property, arising out of the LESSEE'S use of the Demised Premises or out of the LESSEE'S tenancy hereunder, in an amount of not less than One Million ($1,000,000.00) Dollars.

     Section 5.6 All such policies of insurance required to be maintained by the LESSEE shall carry (insofar as the same is generally available) an endorsement requiring ten (10) days written notice from the insurance company or companies issuing the same to the LESSOR prior to changing or canceling any such policy or policies, and certificates of insurance shall be delivered to the LESSOR initially at the execution of this Lease and thereafter, upon replacement of any insurance coverage hereunder or upon Lessor's demand.

     Section 5.7 In case of any loss covered by insurance, the LESSOR and LESSEE shall each lend their cooperation and assistance to its adjustment with any insurance company involved, to such extent as may reasonably be necessary, and no agreed adjustment of any loss in excess of Ten Thousand ($10,000.00) Dollars shall be concluded with any insurance company, excepting such agreed adjustment as may be approved by both the LESSOR and LESSEE and if they shall not both approve and agree upon any adjustment, then both, or either of them, as may be appropriate, shall take all necessary action to have the amount of such loss ascertained by appraisal under the provisions for appraisal contained in the respective policies involved, and the LESSOR and LESSEE, as between themselves, agree to be bound by the amount of loss as so ascertained. Adjustment for a loss of less than Ten Thousand ($10,000.00) Dollars may be accomplished by and collected by LESSEE without LESSOR'S written approval. Notwithstanding anything to the contrary contained herein, LESSEE shall have the sole right to decide to accept settlement or adjustment of any loss covered by insurance which involves loss to its inventory or other personal property of LESSEE or otherwise involves LESSEE'S sole interest.

     Section 5.8 Except if LESSOR obtains insurance proceeds free and clear of trust as its absolute property and LESSOR chooses not to rebuild, repair and replace the Demised Premises as provided in Section 5.3, no destruction of or damage to the Demised Premises or any part thereof by fire or any other casualty shall terminate or permit LESSEE to surrender this Lease or shall relieve LESSEE from its liability to pay the full rent (except to the extent that LESSOR receives and is paid said rent under rental continuation insurance policy) and other charges payable under this Lease. LESSEE waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises, or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

                                    ARTICLE 6

                  Lessor's Right to Perform Lessee's Covenants

     Section 6.1 If LESSEE shall at any time fail to pay any Imposition in accordance with the provisions of Article 3 hereof, or to pay for or maintain any of the insurance policies provided for in Article 5 hereof, or to make any other payment or perform any other act on its part to be made or performed hereunder, then LESSOR after thirty (30) days notice to LESSEE (or, in case of any emergency, on such notice or without notice, as may be reasonable under the circumstances) and without waiving or releasing LESSEE from any obligation of the LESSEE hereunder, may (but shall not be required to):

     Section 6.1.2 pay any Imposition payable by LESSEE pursuant to the provisions of Article 3 hereof, or

     Section 6.1 .3 pay for and maintain any of the insurance policies provided for in Article 5 hereof, or

     Section 6.1.4 make any other payment or perform any other act on LESSEE'S part to be made or performed as in this Lease provided, and may enter upon the Demised Premises for that purpose and take all such action thereon as may be necessary therefor.

     Section 6.2 All sums so paid by LESSOR and all costs and expenses incurred by LESSOR in connection with the performance of any such act (together with interest thereon at the rate of fifteen (15%) percent per annum from the respective dates of LESSOR'S making of each payment or incurring of each such cost and expense) shall constitute additional rent payable by LESSEE under this Lease and shall be paid by LESSEE to LESSOR on demand, and LESSOR shall not be limited in the proof of any damages which LESSOR may claim against LESSEE arising out of or by reason of LESSEE'S failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by LESSEE and which would have been payable upon such insurance.

                                    ARTICLE 7

                             Repairs and Maintenance

     Section 7.1 During the term of this Lease, LESSEE will repair and maintain the Demised Premises (including the building, fixtures and facilities therein), and will maintain and keep the same in good order and condition, reasonable wear and tear excepted, and make all necessary repairs thereto, interior and exterior. When used in this Article 7, the term "repairs" shall include all reasonably necessary replacements, renewals and alterations. All repairs made by LESSEE shall be equal in quality and class to the original work.

     Section 7.2 The necessity for and adequacy of repairs to the Demised Premises, including the building and improvements thereon as required by Section
7.1 hereof
shall be measured by the standard which is appropriate for buildings of similar construction and class and LESSEE'S usage of the Demised Premises.

     Section 7.3 LESSEE shall maintain all portions of the Demised Premises in a clean and orderly condition, free of dirt, rubbish and unlawful obstructions.

     Section 7.4 LESSOR shall not be required to furnish any services or facilities, or to make any repairs or alterations in the Demised Premises or to or in the building situated on the Demised Premises.

     Section 7.5 LESSEE hereby waives all right to make repairs at the expense of the LESSOR as may be now provided or shall hereafter be provided by any federal, state or municipal statute, ordinance or regulation.

                                    ARTICLE 8

                     Compliance With Laws. Ordinances. Etc.

     Section 8.1 During the term of this Lease, LESSEE at its sole expense and cost, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Demised Premises, and the sidewalks and curbs adjoining the Demised Premises, or to the use or manner of use of the Demised Premises, or the owner, tenants or occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets adjacent to the Demised Premises, or onto or over other property contiguous or adjacent thereto.

     Section 8.2 LESSEE shall have the right to contest by appropriate proceedings diligently conducted in good faith, in the name of LESSEE or LESSOR, or both, without cost or expense to LESSOR, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred-to in Section 8.1 hereof. If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises or LESSEE'S leasehold interest therein and without subjecting LESSEE or LESSOR to any liability, civil or criminal, for failure so to comply therewith, LESSEE may delay compliance therewith until the final determination of such proceeding. If any claim, lien charge or civil liability would be incurred by reason of any such delay, LESSEE nevertheless, with the prior written consent of LESSOR (such consent not to be unreasonably withheld) may contest as aforesaid and delay as aforesaid, provided that such delay would not subject LESSOR to criminal liability and LESSEE (i) furnishes to LESSOR security reasonably satisfactory to LESSOR, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.

     LESSOR shall not be required to join in any proceedings referred to in this Section unless the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of the LESSOR, in which event LESSOR shall join in such proceedings or permit the same to be brought in his name. LESSEE may delegate the right to bring any such proceeding to any person or entity having an interest in the Demised Premises or any part thereof.

                                    ARTICLE 9

                               Discharge of Liens

     Section 9.1 LESSEE will not create or permit to be created or to remain and will discharge any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's, laborer's or materialman's lien) which might be or become a lien, encumbrance or charge upon the Demised Premises, including the building thereon or any part thereof or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of LESSOR in the same or any part thereof or the income therefrom, and LESSEE will not suffer to do any other matter or thing whereby the estate, rights and interests of LESSOR in the Demised Premises and the building in which the Demised Premises are located, or any part thereof might be impaired; provided that any Imposition may, after the same becomes a lien, be paid or contested in accordance with Article 3 hereof, and any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section 9.3 hereof.

     Section 9.2 In the event that LESSEE chooses to remodel or make any changes to the interior or exterior of the building located and situated at or upon the Demised Premises, or otherwise construct improvements thereupon the LESSEE shall furnish at its sole cost and expense a Payment Bond if required by law in order to exempt the Demised Premises from being encumbered or attached by mechanics' lien. This Payment Bond shall be in at least the amount of the original contract price before commencing the construction of the improvement under the direct contract between the LESSEE and its general contractor. Should LESSEE cause change orders to be made to said general contract, then the amount of the Payment Bond shall be increased accordingly before the "change order" construction commences. The Payment Bond shall be executed as surety by a surety insurer authorized to do business within the State of Alabama and shall be conditioned that the LESSEE and contractor shall promptly make payments for labor, services and material to all lienors under the contractor's direct contract.

     Section 9.3 If any mechanic's, laborer's or materialman's lien for which LESSEE is responsible shall at any time be filed against the Demised premises, or any part thereof, LESSEE, within forty-five (45) days after notice of the filing thereof, will cause the same to be discharged or cancelled by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If LESSEE shall fail to cause such lien to be so discharged within the period aforesaid, then, in addition, to any other right or remedy, LESSOR may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by LESSOR and all costs and expenses incurred by LESSOR in connection therewith, together with interest thereon at the rate of fifteen (15%) percent per annum from the respective dates of LESSOR'S making of the payment or incurring of the cost and expense shall constitute additional rent payable by LESSEE under this Lease and shall be paid by LESSEE to LESSOR on demand.

     Section 9.4 Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of LESSOR, express or implied, by reference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises and, buildings thereon or any part thereof, nor as giving LESSEE any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the LESSOR'S right, title and interest in and to the Demised Premises and the improvements thereon or any part thereof. Nothing in this Section shall be deemed or construed in any way as prohibiting LESSEE from making those repairs, alterations or improvements that it may be required to make under the provisions of this Lease and to hire such persons on its own behalf as may be necessary to perform such work.

                                   ARTICLE 10

                     Conditions of Demised Premises and Use

     Section 10.1 LESSEE hereby accepts the Demised Premises in the condition that they are in at the beginning of this Lease and all interior and exterior improvements thereto shall be made by the LESSEE at LESSEE'S sole cost and expense after obtaining LESSOR'S written approval which will not be unreasonably withheld and attached hereto is a copy of plans for improvements approved by the LESSOR.

     Section 10.2 LESSEE agrees that its signs, advertisements, exhibits, etc., which will be used at, upon or about the Demised Premises shall conform to all applicable governmental regulations.

     Section 10.3 LESSEE covenants and agrees that it will not use the Demised Premises or any part thereof for any illegal purpose.

                                   ARTICLE 11

                           Entry on Property by Lessor

     Section 11.1 LESSEE will permit the LESSOR and its authorized representatives to enter the Demised Premises, during all reasonable hours for the purpose of: (i) inspecting the same, and (ii) making any necessary repairs thereto and performing any other work therein that may be necessary by reason of LESSEE'S failure to make any such repairs or perform any such work or to commence the same for thirty (30) days after written notice from LESSOR, and
(iii) placing or exhibiting upon the Demised Premises and to put and place upon the doors and windows thereof a notice "For Rent" at any time within thirty (30) days before the expiration of the primary or the final option term of this Lease. Nothing herein shall imply any duty on the part of LESSOR to do any such work and performance thereof by LESSOR shall not constitute a waiver of LESSEE'S default in failing to perform the same. LESSOR may, during the progress of any such work, keep and store at, upon or within the Demised Premises or elsewhere, all necessary materials, tools, supplies and equipment. LESSOR shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of LESSEE or any sublessee by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into, upon or through the Demised Premises during the course thereof and the obligations of LESSEE under this Lease shall not be affected thereby. LESSOR'S right to store such materials and tools upon the Demised Premises is conditioned upon same not unreasonably interfering with the conduct of LESSEE'S business.

     Section 11.2 LESSOR shall have the right to enter the Demised Premises at all reasonable times, for the purpose of showing the same to prospective purchasers or mortgagees, provided, however, LESSOR'S exercise of this right of entry shall not unreasonably interfere with LESSEE'S business operation .

                                   ARTICLE 12

                            Indemnification of Lessor

     Section 12.1 To the extent not covered by insurance, LESSEE will indemnify and save harmless LESSOR against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architect's and attorney's fees, which may be imposed upon or incurred by or asserted against LESSOR by reason of any of the following occurring during the term of this Lease:

     Section 12.1.1 any work or thing done in, on or about the Demised Premises or any part thereof;

     Section  12.1.2  any  use,  non-use,  possession,   occupation,  condition,
operation, maintenance or management of the Demised Premises or any part thereof or any street, sidewalk, curb, passageway or space adjacent thereto;

     Section 12.1.3 any negligence on the part of LESSEE or any of its agents, contractors, servants, employees, sublessees, licensees or invitees;

     Section 12.1.4 any accident, injury or damage to any person or property occurring in, on, or about the Demised Premises;

     Section 12.1.5 any failure by LESSEE to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with; or

     Section 12.1.6 any tax attributable to the execution, delivery or recording of this Lease or any modifications hereof. In case any action or proceeding is brought against LESSOR by reason of such claim, LESSEE upon written notice from LESSOR, will at LESSEE'S expense, resist or defend such action or proceeding by counsel of LESSEE'S choosing.

                                   ARTICLE 13

                                  Condemnation

     Section 13.1 If the entirety of the Demised Premises or such portion thereof as will make the leased property unsuitable for the purposes leased, is condemned for any public use or purpose by any legally constituted authority, then in either of such events this Lease shall cease from the time when possession is taken by such public authority and the rental shall be apportioned as of the date of the surrender of-possession. Such termination shall be without prejudice to the rights of either the LESSOR or the LESSEE to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither the LESSOR nor the LESSEE shall have any rights in or to any award made to the other by the condemning authority. It is expressly understood that LESSEE shall have the right and privilege to initiate and process a claim for leasehold improvements made by LESSEE as well as all trade fixtures, equipment and other personal property owned by the LESSEE and any award for proceeds for such leasehold improvements or such trade fixtures, equipment, or other personal property shall be the sole property of the LESSEE and shall not comprise any part of any award to the LESSOR. LESSOR expressly waives all right to any award with respect to leasehold improvements paid for by LESSEE.

                                   ARTICLE 14.
                                  Subordination

     Section 14.1 - This Lease and all of the rights of LESSEE hereunder are and shall be subject and subordinate to the lien of any mortgage or mortgages hereinafter placed on the Demised Premises or any part thereof, except the LESSEE'S property or trade fixtures, and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of any such mortgage or mortgages. Such subordination shall be automatic, without the execution of any further subordination agreement by LESSEE. If, however, a written subordination agreement consistent with this provision, is required by a mortgage, the LESSEE agrees to execute, acknowledge and deliver the same and in the event of failure so to do, LESSOR may, in addition to any other remedies for breach of covenant hereunder execute, acknowledge and deliver the same as the agent or attorney-in-fact of the LESSEE and LESSEE irrevocably constitutes LESSOR and his assigns as its attorney-in-fact for such purpose.

     Section 14.2 LESSEE agrees that it will sign proper estoppel letters indicating the then standing of the Lease. LESSOR may assign LESSOR'S interest in this Lease, together with the rents issuing and profits due and to become due thereunder and the LESSEE will acknowledge receipt of a copy thereof and will comply with the terms thereof.

                                   ARTICLE 15

                            Subletting and Assignment

     Section 15.1 LESSEE shall not further mortgage, pledge or encumber this Lease. However, LESSEE shall have the right to sublet the entirety or a portion of the Demised Premises with the written consent of the LESSOR, which consent will not be unreasonably withheld. Should the amount of rent or the value of the consideration received by LESSEE in connection with such subletting, exceed the amount of rent required herein to be paid by LESSEE to LESSOR, then same shall be immediately paid to the LESSOR as further additional rent upon LESSEE'S receipt thereof. Notwithstanding anything to the contrary herein contained, LESSEE'S right to sublet a portion of the Demised Premises is conditioned and limited to permit LESSEE to have no more than two sublessees at any one time.

     Section 15.2 LESSEE hereby assigns to LESSOR all rents due or to become due from any future permitted sublessee, but the effective date of such assignment shall be the date of the happening of an event of default under the provisions of this Lease. Thereupon, LESSOR shall apply any net amount collected by it from sublessees to the rent due under this Lease. No collection of rent by LESSOR from a sublessee shall constitute a waiver of the provisions of this Article or an acceptance of the sublessee as a lessee or release of LESSEE from performance by LESSEE of its obligations under this Lease. LESSEE will not, directly or indirectly, collect or accept any payment of subrent from any permitted sublessee under any sublease more than two (2) months in advance of the date when the same shall become due.

     Section 15.3 LESSEE shall perform and observe each and every term and condition to be performed and observed by the sublessee under all future permitted subleases and shall and does hereby indemnify and agrees to hold LESSOR harmless from any and all liabilities, claims and causes of action arising thereunder.

     Section 15.4 The LESSEE shall have, the right to assign this Lease to an affiliate (as presently defined by the securities laws of the United States) of the LESSEE without the written consent of the LESSOR, provided LESSEE simultaneously provides LESSOR with written notice of any such assignment and a copy of the instrument of assignment, but in the event of any such assignment LESSEE shall remain fully liable for performance of all the obligations imposed upon the LESSEE under this Lease. The LESSEE shall also have the limited right to assign this Lease and to have no further liability under the terms of this Lease, for payment or otherwise, provided LESSEE assigns this Lease to an affiliate (as presently defined by the securities laws of the United States) of the LESSEE with the written consent of the LESSOR, which consent will be granted if and only if such affiliate, at a time of any such proposed assignment has (i) a net worth equal to or greater than the net worth of LESSEE at its fiscal year for the year ended March 31, 2000 and (ii) net worth, net sales and net earnings during the fiscal year immediately prior to such assignment in an amount equal to or greater than the net sales and net earnings of the LESSEE during its fiscal year immediately prior to the proposed assignment.

                                   ARTICLE 16

                                     Default

     Section 16.1 The LESSEE covenants with the LESSOR that it will pay the rent and other sums herein mentioned at the times the same shall severally fall due, and in the manner aforesaid and that it will keep and perform each and all of the covenants and conditions in this Lease contained on its part to be kept and performed. If any default shall be made in the payment of the rent hereinbefore reserved, or any part of it, or of the other payments agreed to be made, or any of them, and such default shall continue for a period of seven (7) days after written notice to the LESSEE by the LESSOR or his agents, or if any default shall be made in the timely payment of rent hereinbefore reserved on any three or more occasions in any twelve month period, and whether or not notice of such default has been given or such default has been cured, or if default shall be made in the performance of any of the other covenants, terms, conditions and agreements herein contained on the part of the LESSEE to be kept, performed and observed and, subject to the provisions of Section 16.2 hereof, such default shall continue for a period of ten (10) days after written notice to the LESSEE from the LESSOR or his agents, or if the LESSEE shall file a Petition in bankruptcy or for relief as a debtor or insolvent under the bankruptcy or insolvency laws (as presently existing or hereafter enacted) of the United States or any state, or shall be adjudged bankrupt or insolvent, or shall make a general assignment for the benefit of creditors, or shall have a permanent receiver appointed, or if the leasehold interest hereunder shall be taken by process of law, then, and in any such case, it shall be lawful for the LESSOR thereupon, or at any time thereafter, at his option, while such default shall continue, or such adjudication, assignment receivership or proceedings under such bankruptcy or insolvency laws shall continue in effect, or such taking by process of law shall remain undischarged, and with or without process of law, to enter upon the Demised Premises or any part thereof and to declare this Lease at an end, and in such case, to expel the LESSEE and those claiming under it without being deemed guilty of any manner of trespass, and thenceforth peacefully and quietly hold and enjoy said Demised Premises as if these presents had not been made; provided, however, that in case of involuntary bankruptcy or involuntary receivership proceedings, or taking by process of law, and same are dismissed prior to LESSOR declaring the Lease at an end, then the possession and rights of the LESSEE shall be restored, without prejudice, however, to any right of LESSOR to sue for and recover the rent due or to become due on this Lease, or declare all rent reserved herein for the entire term hereof to be immediately due and payable and to sue to recover all such accelerated rent, or to make any claim for damages or right of action or remedy for breach of any covenant, condition or agreement herein contained which said LESSOR might otherwise have or use, or the LESSOR may, in any of the events aforesaid, at its option, enter upon the Demised Premises, or any part thereof, as the agent of the LESSEE and, if it shall so desire, expel the LESSEE and those claiming under it without being guilty of any manner of trespass, and may rent the Demised Premises as such agent, applying the proceeds of such rentals on account of the rent and other sums due from. the LESSEE and hold the LESSEE responsible for any deficiency, and it is expressly understood and agreed that this Lease shall not, except at the option of the LESSOR, continue for the benefit of creditors or any assignee for the benefit of creditors, receiver, trustee in reorganization or trustee in bankruptcy.

     Section 16.2 In the event that the LESSEE is required to perform any act other than the payment of money under this Lease in order to remedy a default, notice of which is required by the terms hereof to be given by the LESSOR, and if the LESSEE shall, in good faith, commence within the time required therefor, to do the thing or things required to remedy such defaults and shall with diligence proceed therewith, then the time for curing such default shall be extended until the LESSEE shall have had a reasonable opportunity completely to remedy the default.

     Section 16.3 The various rights, powers and remedies herein contained and reserved to the LESSOR shall not be considered as exclusive of any other right, power or remedy but the same shall be construed as cumulative and shall be in addition to every other right, power or remedy now or hereafter existing at law, in equity or by statute; and every right, power or remedy reserved by this Lease to the LESSOR may be exercised from time to time and as often as occasion therefor may arise and any such right, power or remedy shall not be considered as exclusive of any other herein contained but shall be construed as cumulative and in addition to any other right, power or remedy reserved to LESSOR hereunder. No remedy exercised by the LESSOR shall bar or waive LESSOR'S right to obtain any other legal, equitable or statutory remedy. No delay or omission of the LESSOR to exercise any right, power or remedy arising from any omission, neglect or default of the LESSEE shall impair any such right, power or remedy, or shall be construed as a waiver of any such default or an acquiescence therein.

     Section 16.4 In the event of any litigation or legal proceeding to enforce the terms of this Lease, the prevailing party in such litigation or proceeding shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees and expenses of the litigation or proceeding. Such attorneys' fees and expenses shall include the attorneys' fees and expenses incurred in enforcing this Section 16.4.

                                   ARTICLE 17
                                   Statements

     Section 17.1 At any time and from time to time, either party, on at least twenty (20) days prior written request by the other party, will deliver to the party making such request a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified, and stating the modifications) and the dates to which the net rent and other charges have been paid and stating whether or not, to the best knowledge of the party executing such certificate, the party requesting such statement is in default in performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which the executing party may have knowledge.

                                   ARTICLE 18

                       Invalidity of Particular Provisions

     Section 18.1 If any term or provision of this Lease or the application thereof, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 19

                                     Notices

     Section 19.1 All notices, demands and requests required under this Lease shall be in writing and shall be deemed properly given if served personally, or if sent by United States Registered or Certified or Express Mail, postage prepaid, or courier service, addressed as hereinafter provided, to LESSOR or LESSEE at the addresses set forth below, or at such other address as LESSOR or LESSEE may from time to time designate by written notice to each other: As to LESSOR, URT Industries, Inc., 1180 East Hallandale Beach Blvd., Hallandale, Florida 33009, Attention: Allan Wolk; and as to LESSEE, Peaches Entertainment Corporation, 1180 East Hallandale Beach Blvd., Hallandale, Florida 33009,
Attention: Brian Wolk.

     Section 19.2 Notice, demands and other requests which shall be served by registered or certified mail upon LESSOR and LESSEE in the manner aforesaid, shall be deemed sufficiently served or given for all purposes hereunder three
(3) days after such notice, demand or
request shall be mailed by United States registered or certified mail as aforesaid in any Post Office or branch post office regularly maintained by the United States government in the continental United States. Notices, demands, and other requests which shall be served by express mail or courier service upon the LESSOR and LESSEE in the manner aforesaid, shall be deemed sufficiently served or given for all purposes hereunder one (1) day after such notice, demand or request shall be furnished to the Post Office for express mailing or to the courier service for delivery.

                                   ARTICLE 20

                         Condition of Title to Property

                                 Quite Enjoyment

     Section 20.1 LESSOR represents to LESSEE that LESSOR owns the Demised Premises in fee simple and that there presently exists no lease to the Demised Premises paramount and superior to the leasehold estate created hereby.

     Section 20.2 LESSOR covenants and agrees that LESSEE, upon paying the rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be observed and kept, shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by or through LESSOR, subject, however, to the exceptions, reservations and conditions of this Lease.

     Section 20.3 In case LESSOR shall transfer title to the Demised Premises, all liabilities and obligations on the part of LESSOR under this Lease accruing after such conveyance shall terminate upon such conveyance and thereupon all such liabilities and obligations shall be binding upon the grantee; provided, however, that any funds held by LESSOR hereunder in which LESSEE has an interest hereunder shall be turned over to such grantee.

                                   ARTICLE 21

                                  Miscellaneous

     Section 21.1 Without hereby limiting the effect or applicability of any specific provision of this Lease of like or similar import, whenever under any provision of this Lease expressly providing or requiring that a consent or approval shall not be unreasonably withheld, orthatan act, forbearance, quantity, amount, sum of money, value, time limit or any other matter or thing shall be reasonable (or shall not be unreasonable) a dispute or disagreement shall arise between LESSOR and LESSEE as to whether or not the withholding of the consent or approval in question is unreasonable or as to whether or not the act, forbearance, quantity, amount, sum of money, value, time limit is reasonable, any such dispute or other such dispute or disagreement shall be settled by arbitration and the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

     Section 21.2 The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease.

     Section 21 .3 This Lease shall be construed and enforced in accordance with the laws of the State of Florida.

     Section 21.4 The covenants and agreements herein contained shall bind and inure to the benefit of LESSOR, its heirs and assigns, and LESSEE and its successors, except as otherwise provided herein.

     Section 21.5 LESSEE accepts the buildings, improvements, and personalty on the Demised Premises in their present condition and without any representation or warranty by LESSOR as to the condition thereof or as to the use or occupancy which may be made thereof, and the LESSOR shall not be responsible for any latent defect or change of condition in the building and improvements situated upon the Demised Premises.

     Section 21.6 Neither LESSOR nor LESSOR'S agents have made any representations or promises with respect to the Demised Premises except as is herein expressly set forth. The taking of possession of the Demised Premises by LESSEE shall be conclusive evidence as against LESSEE, that LESSEE accepts same in an "as is" condition and that the Demised Premises and the building thereon were in good and satisfactory condition at the time such possession was so taken.

     Section 21.7 This Lease may be modified, amended or surrendered only by an instrument in writing duly executed by the LESSOR and the LESSEE.

     Section 21.8 The Lessee agrees:

     a) to give to Lesser prompt written notice of any accident, fire or damage occurring on or about the Demised Premises;

     b) to keep all garbage and refuse in the kind required by governmental authorities and stored in the manner and at the times and places in accordance with municipal and county regulations and ordinances;

     c) to keep the outside areas immediately adjoining the Demised Premises clean and not to burn, place or permit any rubbish, obstruction or merchandise in such areas;

     d) to keep the Demised Premises clean, orderly, sanitary and free from objectionable odors and from insects, vermin and other pests; and

     e) not to use or operate any machinery that in LESSOR'S. reasonable opinion is harmful to the Demised Premises or the building thereon located or disturbing to other occupiers of property adjacent to the Demised Premises.

                                   ARTICLE 22

                            Arbitration and Appraisal

     Section 22.1 In any case in which it is provided by the terms of this Lease that any matter shall be determined by arbitration, such arbitration proceeding shall be conducted in Dade County, Florida, in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

                                   ARTICLE 23

                                 Notice of Lease

     Section 23.1 LESSOR and LESSEE shall execute and deliver, upon the request of either party hereto, a memorandum of this Lease in such form as may be suitable for recording, and either party may proceed to record such memorandum of Lease. Further, upon the expiration of this Lease term or any exercised renewal terms or upon any earlier termination, the parties shall execute and deliver, upon the request of LESSOR, a memorandum of termination of this Lease in such form as may be suitable for recording and LESSOR may proceed to record such memorandum of termination.

                                   ARTICLE 24
                                 Use of Pronouns

     Section 24.1 All pronouns and any variations thereof shall be deemed to refer to the neuter, masculine, feminine, singular, or plural as the identity of the parties hereto require.

                                   ARTICLE 25
                        Real Estate Broker and Commission

     Section 25.1 The parties acknowledge that no real estate broker or agent was involved in or is entitled to a real estate commission in connection with this lease transaction. Each party hereto holds the other harmless and indemnifies the other from and against any claims, damages or liability arising out of claims for any commissions based upon alleged acts of the indemnifying party.

                                   ARTICLE 26
                              Condition Precedent

     Section 26.1 As of the date of this Lease, the Demised Premises is owned by Lessee. This Lease and all obligations hereunder are expressly subject to: (a) the agreement by any person which holds a mortgage on the Demised Premises to keep the existing loan repayment schedule in place in connection with the proposed transfer of the Demised Premises by Lessee to Lessor and its lease by Lessor back to Lessee pursuant to this Lease and the other terms and conditions presented to such lender, and (b) the actual transfer of the Demised Premises to Lessor on such terms and conditions. In the event that such conditions are not satisfied by the Rental Commencement Date, this Lease shall be void ab initio and of no force and effect.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                            WITNESSES:
                                            URT INDUSTRIES, INC., as Lessor

                                            By: /s/ Allan Wolk
                                                ------------------------------
                                                Allan Wolk, Chairman


                                            PEACHES ENTERTAINMENT CORP.,
                                            as Lessee
                                            By: /s/ Brian Wolk
                                                ------------------------------
                                            Brian Wolk, Executive Vice-President

                                   EXHIBIT "A"


Commencing at a point on the South right of way line of Airport Boulevard, where it is intersected by the west right of way line of Wragg Swamp Drainage Caiial, run thence South 89 degrees 38 minutes West along the South right of way line of Airport Boulevard a distance of 2553.64 feet to the Northwest corner of Downtown West, Unit One as recorded in Map Book 17 page 118, Probate Court Records, Mobile County, Alabama; thence continuing South 89 degrees 38 minutes West along said South right of way line of Airport Boulevard run 200 feet to the point of beginning of the property herein described; thence continuing South 89 degrees 38 minutes West along said South right of way line of Airport Boulevard run 120 feet to a point; thence run South 00 degrees 22 minutes East 310 feet to a point; thence run North 89 degrees 38 minutes East 120 feet to a point; thence North 00 degrees 22 minutes West 310 feet to the point of beginning.